NOTICE OF ANNUAL MEETING
OF
SHAREHOLDERS
OF
BWC FINANCIAL CORP.

TO BE HELD
MAY 22, 2001 at 10 A.M.

REGIONAL CENTER FOR THE ARTS
KNIGHT STAGE 3 THEATRE
CIVIC AND LOCUST STREETS
WALNUT CREEK, CALIFORNIA

AND

PROXY STATEMENT

BWC FINANCIAL CORP.
1400 Civic Drive
Walnut Creek, California 94596

March 26, 2001

Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of BWC Financial Corp. (the holding company for Bank of Walnut Creek) which will be held on Tuesday, May 22, 2001, at 10:00 a.m. at the Regional Center for the Arts, Knight Stage 3 Theatre, Civic and Locust Streets, Walnut Creek, California. Enclosed are the secretary’s official Notice of the Annual Meeting of Shareholders, a Proxy Statement describing the business to be transacted at the meeting and other information regarding BWC Financial Corp. and Bank of Walnut Creek, and a Proxy for use in voting at the meeting.

You will be asked at the meeting to (1) vote on the election of Directors of BWC Financial Corp. for the ensuing year and until their successors are duly elected and qualified; (2) ratify the selection of independent auditors, and (3) act on such other business as may properly come before the meeting. You are urged to read the accompanying Proxy Statement carefully, as it contains a detailed explanation of all matters upon which you will be asked to vote.

Management believes that the election of the nominated persons as directors is in the best interests of BWC Financial Corp. and its shareholders. Your Board of Directors unanimously recommends a vote “For” those persons. Your Board of Directors unanimously recommends a vote “For” the election of the independent auditors.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign, and return the enclosed proxy in the enclosed postage-paid envelope.

Sincerely,

James L. Ryan

Chairman of the Board
and Chief Executive Officer

BWC FINANCIAL CORP.
1400 Civic Drive
Walnut Creek, California 94596

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 22, 2001

To the Shareholders of BWC Financial Corp.:

The annual meeting of BWC Financial Corp. (“BWC”) shareholders will be held on Tuesday, May 22, 2001, at 10:00 a.m. at the Regional Center for the Arts, Knight Stage 3 Theatre, Civic and Locust Streets, Walnut Creek, California, for the purpose of (1) electing 7 persons to serve as directors of BWC for the ensuing year and until their successors are duly elected and qualified, (2) ratifying the selection of independent auditors, and (3) acting upon such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 26, 2001, will be entitled to vote at the meeting or any adjournment thereof. BWC’s annual report for the year ended December 31, 2000, is enclosed. The annual report contains financial and other information but it is not to be deemed a part of the proxy soliciting material.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD PROMPTLY. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

By Order of the Board of Directors

Leland E. Wines

Secretary

Approximate mailing date of proxy material: March 26, 2001

PLACE OF ANNUAL MEETING:            Regional Center for the Arts
                                    Knight Stage 3 Theatre
                                    Civic and Locust Streets
                                    Walnut Creek, California 94596

DATE OF ANNUAL MEETING:             May 22, 2001

TIME OF ANNUAL MEETING:             10:00 a.m.

PROXY STATEMENT
OF
BWC FINANCIAL CORP.
1400 Civic Drive
Walnut Creek, California 94596

These proxy materials are furnished in connection with the solicitation by the management of BWC Financial Corp., a California corporation (“BWC”), of proxies for use at the annual meeting of the shareholders of BWC to be held on Tuesday, May 22, 2001, at 10:00 a.m. at the Regional Center for the Arts, Knight Stage 3 Theatre, Civic and Locust Streets, Walnut Creek, California, and at any adjournment thereof.

It is expected that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders on or about March 26, 2001.

PURPOSE OF MEETING

The matters to be considered and voted upon at the meeting will be:

1.       Election of Directors. The election of seven directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

2.       Independent Auditors. The ratification of the Board of Directors'
         selection of independent auditors.

3.       Other Business. Transacting such other business as may properly come before the meeting and any adjournments thereof.

The election of directors will be effective as of the date of the shareholders'
vote.

GENERAL PROXY STATEMENT INFORMATION

BWC, a corporation existing and organized under the laws of the State of California, is authorized to issue up to 25,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of March 26, 2001, only one class of stock was issued consisting of shares of common stock. All of the shares are voting shares and are entitled to vote at the annual meeting. Only those shareholders of record as of March 26, 2001, (the “Record Date”) will be entitled to notice of, and to vote at, the meeting. On that date, 2,850,850 shares of common stock were outstanding. The determination of shareholders entitled to vote at the meeting and the number of votes to which they are entitled was made on the basis of BWC’s records as of the Record Date. The presence in person or by Proxy of a majority of the outstanding shares of stock entitled to vote at the annual meeting will constitute a quorum for the purpose of transacting business at the meeting. Abstentions, shares as to which voting authority has been withheld from any nominee, and “broker non-votes” (as defined below) will be counted for purposes of determining the presence or absence of a quorum.

A broker or nominee holding shares for beneficial owners may vote on certain matters at the meeting pursuant to discretionary authority or instructions from the beneficial owners, but with respect to other matters for which the broker or nominee may not have received instructions from the beneficial owners and may not have discretionary voting power under the applicable rules of the New York Stock Exchange or other self-regulatory organization to which the broker or nominee is a member, the shares held by the broker or nominee may not be voted. Such unvoted shares are called “broker non-votes.” The rules of the New York Stock Exchange and other self-regulatory organizations generally permit a broker or nominee, in the absence of instructions, to deliver a proxy to vote for directors in an uncontested election and for the proposal to ratify the selection of independent auditors. Consequently, shares held by a broker or nominee will not constitute “broker non-votes” regarding those two proposals.

Revocability of Proxies

A Proxy for use at the meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of BWC an instrument revoking it or by filing a duly-executed Proxy bearing a later date. In addition, the powers of the proxy holder will be revoked if the person executing the Proxy is present at the meeting and elects to vote in person by advising the Chairman of the meeting of such election. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the meeting will be voted by the proxy holders in accordance with the instructions on the Proxy.

IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Person Making the Solicitation

This solicitation of Proxies is being made by the Board of Directors of BWC. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the material used in the solicitation of Proxies for the meeting will be borne by BWC. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors, and employees of BWC and the Bank may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, BWC may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals.

Voting Rights

In connection with the election of directors, and in accordance with applicable California law, each shareholder entitled to vote may vote the shares owned by such shareholder as of the Record Date cumulatively if a shareholder present at the meeting has given notice at the meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes for candidates properly nominated. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or may distribute them in any manner among as many nominees as desired. In the election of directors, the seven nominees receiving the highest number of votes will be elected.

On all other matters submitted to the vote of the shareholders, each shareholder is entitled to one vote for each share of common stock owned as of the Record Date on the books of BWC. The Record Date is March 26, 2001.

ITEM NUMBER 1:
ELECTION OF DIRECTORS OF BWC

Directors and Nominees

At the meeting, seven (7) directors of BWC (the entire Board of Directors) are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees listed are currently members of the Board of Directors. The Bylaws of BWC provide for not less than seven (7) nor more than thirteen (13) directors, with the exact number being seven (7) until changed by bylaw amendment adopted by the Board of Directors. The following named persons are nominated by the Nominating Committee of the Board of Directors and, unless the shareholder marks the proxy to withhold the vote, the enclosed proxy, if returned and not subsequently revoked, will be voted in favor of their election as directors. If for any reason any such nominee becomes unavailable for election, the proxy holders will vote for such substitute nominee as may be designated by the Board of Directors. The proxy holders reserve the right to cumulate votes for the election of directors and to cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion, if cumulative voting is involved as described above under “voting rights”.

                                                               PRINCIPAL            YEAR FIRST
                                                            OCCUPATION -               ELECTED
         DIRECTOR                     AGE                PAST FIVE YEARS            A DIRECTOR

         Richard G. Hill               64            Owner - R.  G.  Hill &             1980
                                                     Company, a real estate
                                                     property management and
                                                     brokerage firm in Central
                                                     Contra Costa County

         Reynold C. Johnson, III       50            President and CEO -                1981
                                                     Pacific Land
                                                     Enterprises Inc., a
                                                     real estate development
                                                     and investment corporation

         Craig Lazzareschi             54            President - Greater Bay            1980
                                                     Development Corp., a real
                                                     estate development and
                                                     investment company

         Tom J. Mantor                 46            President - Bank of Walnut         1994
                                                     Creek

         John F. Nohr                  60            President - Woodminster            1981
                                                     Company Realtors-Developers

         James L. Ryan                 67            Chairman and CEO - Bank            1980
                                                     of Walnut Creek and BWC
                                                     Financial Corp.

         John L. Winther               61            President - Delta Wetlands,        1981
                                                     Inc.

The Board of Directors of BWC held twelve regular meetings and two special meetings during 2000. BWC’s Board of Directors had no standing committees during 2000. All of the directors attended at least 75% of the meetings of the Board.

Because BWC is the parent corporation of the Bank of Walnut Creek (the “Bank”), certain information is being provided with respect to the Bank’s Board of Directors and its standing committees during 2000. The Bank’s Board of Directors is composed of the same individuals as BWC’s Board of Directors.

Committees of the Bank's Board of Directors

The Board of Directors of the Bank has established the following standing committees, with membership during 2000 as noted: Loan Committee: Messrs. Hill, Lazzareschi, Ryan, Johnson, Nohr and Mantor. Investment Committee: Messrs. Ryan, Nohr, and Johnson with Mr. Wines an ex-officio member; Audit Committee: Messrs. Hill, Lazzareschi, Nohr, Johnson, and Winther; Compensation Committee: Messrs. Nohr, Johnson, Winther with Mr. Ryan an ex-officio member; and Nominating Committee: Messrs. Ryan, Johnson and Lazzareschi.

The Loan Committee holds regularly scheduled meetings weekly. Its functions are (1) to establish the loan policies for the Bank and set the lending limits for the Bank’s officers; (2) review the Bank’s overall loan position as it exists from time to time; (3) review all loans in excess of the Bank’s officers’ lending limits; and (4) review proposals on the purchase of loans from other institutions.

The Investment Committee meets monthly and its functions are to establish the investment policies for the Bank, review the Bank's investment portfolio, and make periodic changes.

The Audit Committee meets annually or at the call of the Chairman. Its functions are to select the external auditors and coordinate internal and external audit activities.

The Compensation Committee meets annually or at the call of the Chairman. Its function is to review the existing and future compensation programs for the Bank's executive officers.

The Nominating Committee meets annually and its functions are to nominate persons for BWC’s and the Bank’s Boards of Directors.

During 2000, the Board of Directors of the Bank met 14 times. No director attended fewer than 75% of the total number of meetings of the Board during the time he was a member of the Board and of the committees of which he is a member.

Executive Officers

Persons who currently serve as executive officers of the Bank and/or BWC are as follows:

                                                               POSITION WITH BWC OR BANK AND PRINCIPAL
                                                               OCCUPATION DURING
OFFICER                                    AGE                 THE PAST FIVE YEARS

James L. Ryan                               67                Chief Executive Officer and Chairman.
                                                              Has been CEO of the Bank
                                                              since its inception in 1979.

Tom J. Mantor                               46                President of the Bank since December 1992.
                                                              Has been with the Bank
                                                              since 1991.

Leland E. Wines                             56                Executive Vice President and
                                                              Chief Financial Officer of BWC.
                                                              Has been with the Bank since 1983.

Andrea L. Head                              43                Senior Vice President,
                                                              Construction Real Estate.
                                                              Has been with the Bank
                                                              since 1983.

Calvin S. Robie                             62                Senior Vice President,
                                                              Construction Real Estate.
                                                              Has been with the Bank
                                                              since 1996

Security Ownership

BWC has only one class of stock issued and outstanding, that being its common stock. Information concerning the beneficial ownership of BWC’s common stock as of March 1, 2001, by each director, executive officer and by the directors and officers of BWC and the Bank as a group and by each person holding 5% or more of BWC stock, is set forth in the following table.

                                            Number
                                         of Shares                                     Total     Percent
Name of                               Beneficially        Options         ESOP        Shares     of
Beneficial Owner                          Owned(A)      Vested(B)    Shares(C)       (A)+(B)    Total(D)
---------------------------------------------------------------------------------------------------------

Andrea L. Head                              18,258         35,431       18,368        72,057       2.26%
Richard G. Hill                            186,497             --           --       186,497       5.86%
Reynold C. Johnson III                     179,783             --           --       179,783       5.65%
Craig A. Lazzareschi                        55,168             --           --        55,168       1.73%
Tom J. Mantor                               26,573         84,858        8,480       119,911       3.77%
John F. Nohr                                66,676         15,466           --        82,142       2.58%
Cal Robie                                       --         24,321        3,121        27,442       0.86%
James L. Ryan                              229,949         99,476       50,215       379,640      11.93%
Leland E. Wines                             34,321         35,431       25,121        94,873       2.98%
John L. Winther                             77,848             --           --        77,848       2.45%

Officers and Directors
as a group (10 in number)(C)               875,073        294,983                  1,275,361      40.07%

The Banc Fund                              224,429             --           --       224,429       7.05%
BWC ESOP Plan (D)                          253,199             --           --       253,199       7.96%

Total Shares and
Share Equivalents (E)                    3,182,515

 ------------------------
(A)	Unless otherwise indicated, each person listed has sole investment and voting power with respect to the shares listed. Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes shares allocated through the BWC Employee Stock Ownership Plan and Trust.

(B)	Includes any shares of which beneficial ownership may be acquired within 60 days of March 1, 2001, by the exercise of stock options.

(C)	Substantially all eligible, salaried employees of the Corporation are covered by an Employee Stock Ownership and Savings Plan. Employees may, up to prescribed limits, contribute to the plan. Portions of such contributions are matched by the Corporation. The Corporation also may elect to make a discretionary contribution to the plan based on the Corporation’s earnings. The expense for this plan, for both matching and discretionary contributions, was $374,000 in 2000. Amounts vary from year to year based on such factors as employees entering and leaving the plan, profits earned by the Corporation, and variances of estimates from the final results. This plan is administered by senior management members in accordance with the terms of the plan.

(D)	Includes all shares issued and outstanding plus the dilutive effect of shares subject to options which may be exercised within 60 days of March 1, 2001.

Section 16(a) of the Securities Exchange Act of 1934 requires BWC’s Directors and executive officers and persons who own more than 10% of a registered class of BWC’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of BWC. Officers, directors, and greater-than-10-percent shareholders are required by SEC regulation to furnish BWC with copies of all Section 16(a) forms they file.

To BWC’s knowledge, based on a review of the copies of such reports furnished to BWC and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors, and 10-percent shareholders have been satisfied.

Remuneration and Other Transactions with Management - Summary Compensation Table

The following table shows for the three fiscal years ended December 31, 2000, 1999 and 1998,
the compensation paid to the Bank's executive officers.                     Long-Term
                                                                         Compensation
        Annual Compensation                                                    Awards               Payouts
----------------------------------------------------------------------------------------------------------------------------------------------------------------
           (a)                     (b)        (c)        (d)           (e)        (f)          (g)      (h)           (i)
                                                                                        Securities
                                                              Other Annual Restricted   Underlying     LTIP     All other
Name and                                               Bonus  Compensation      Stock     Options/  Payouts  Compensation
Principal Position                Year     Salary        (A)           (B)   Award(s)      SAR (#)                    (C)
----------------------------------------------------------------------------------------------------------------------------------------------------------------
James L. Ryan .................   2000   $283,500   $301,979      $ 31,000         --          --        --            --
Chief Executive Officer/ ......   1999   $270,000   $118,896      $ 27,500         --          --        --            --
Chairman of the Board .........   1998   $236,221   $ 99,000      $ 19,500         --          --        --            --

Tom Mantor ....................   2000   $162,750   $173,358      $ 23,500         --          --        --            --
President/ ....................   1999   $155,000   $ 71,120      $ 21,000         --          --        --            --
Chief Operating Officer .......   1998   $141,300   $ 30,000      $ 19,500         --          --        --            --

Leland E. Wines ...............   2000   $136,500   $ 72,699            --         --          --        --            --
Executive Vice President/ .....   1999   $130,000   $ 30,653            --         --          --        --            --
Cashier/Chief Financial Officer   1998   $121,800   $ 29,585            --         --          --        --            --

Andrea L. Head ................   2000   $100,000   $149,114            --         --          --        --            --
Senior Vice President/ ........   1999   $100,000   $126,681            --         --          --        --            --
Real Estate Finance ...........   1998   $100,000   $ 71,752            --         --          --        --            --

Cal Robie .....................   2000   $100,000   $ 53,632            --         --          --        --            --
Senior Vice President/ ........   1999   $100,000   $ 71,373            --         --          --        --            --
Real Estate Finance ...........   1998   $100,000   $ 44,022            --         --          --        --            --

(A)	The Bank maintains an incentive bonus plan for executive officers. Under such plan, an incentive pool is created based upon the criterion of return on the Bank’s average assets. The incentive pool is allocated based on salary and performance. The amounts set forth above reflect bonuses paid in the current calendar year based on the prior year’s performance. The Bank expects to pay bonuses to the named executive officers for the fiscal year ended December 31, 2000 during 2001; however, the amount of such bonuses earned in fiscal 2000 is not calculable at this time.

(B)	Amounts reflect Board of Director fees paid to such persons.

(C)	Other compensation is paid, including profit sharing and matching contributions to the Bank’s ESOP and Profit Sharing Plan. In addition, they include personal benefit from the use of a company automobile and the cost of membership in a country club. The aggregate amount of such other compensation does not exceed the lesser of $25,000 or 10% of the annual compensation reported for such persons.

Stock Options

Options Grants in Last Fiscal Year

The table below sets forth certain information regarding options granted to executive officers of the Corporation during the last fiscal year.

===================================================================================
                   (a)            (b)           (c)         (d)         (e)
                                            Percent of
                                         Total Options   Exercise
                                            Granted to      Price
                               Options    Employees in  Per Share      Expiration
    Name         Grant Date    Granted (#) Fiscal Year      ($/SH)           Date
-----------------------------------------------------------------------------------

John Sheets    July 25, 2000     12,000         61.54%    $ 20.50   July 25, 2010

===================================================================================
(A)	The Board of Directors of the Bank adopted the 1990 Incentive Stock Option Plan (the “1990 Plan”) in May 1990 and the Board of Directors of BWC adopted the 2000 Stock Option Plan (the “2000 Plan”) in May 2000. The 1990 Plan terminated on April 17, 1990, although options granted under the 1990 Plan remain outstanding. The 2000 Plan was approved by BWC’s shareholders at the 2000 annual meetings.

Options Exercised and Year-end Value Table

The table below provides information regarding options exercised in fiscal 2000 by the executive officers of BWC and the value of such unexercised options as of December 31, 2000.

==========================================================================================================================================
                                                            Number of Unexercised                   Value of Unexercised
                           Options Exercised                Options at                              In-the-money Options
                           in Fiscal 2000 (#)               December 31, 2000 (#)                   December 31, 2000 ($)(A)
------------------------------------------------------------------------------------------------------------------------------------------
           (a)                   (b)              (c)                          (d)                                    (e)
------------------------------------------------------------------------------------------------------------------------------------------
                       Shares       Value
                  Acquired On    Realized
Name              Exercise (#)     ($) (A) Exercisable   Unexercisable    Exercisable  Unexercisable
-----------------------------------------------------------------------------------------------------
James L. Ryan .        6,000   $  104,760       99,476              --     $1,989,520     $       --
-----------------------------------------------------------------------------------------------------
Tom Mantor ....       13,287   $  267,202       84,858           5,492     $1,697,160     $  109,840
-----------------------------------------------------------------------------------------------------
Leland E. Wines       16,559   $  188,110       35,431              --     $  708,620     $       --
-----------------------------------------------------------------------------------------------------
Andrea L. Head        20,809   $  297,409       35,431              --     $  708,620     $       --
-----------------------------------------------------------------------------------------------------
Cal Robie .....         --           --         24,321           2,420     $  486,420     $   48,400
=====================================================================================================

        (A) Market value of the underlying securities at exercise date or year-end, as the case may be, minus the exercise price of “in-the-money” options.

Directors' Fees

Directors of the Bank each received a fee of $1,500 for each regular board meeting and one special meeting until October, 2000, when it increased to $1,750, for each regular meeting of the Board of Directors, plus one special board meetings attended with the exception of the Chairman who received $2,000 for each regular board meeting and one special meeting until October, 2000 when it was increased to $2,250, for each regular meeting of the Board of Directors, plus one special board meeting attended. In addition, directors, other than employees of the Bank, received $350 through September, 2000, per committee meeting attended, when it increased to $400 per committee meeting attended.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

During 2000, the Bank entered into Employment Agreements with Messrs. Ryan, Mantor and Wines. These agreements supersede any prior employment agreements with these individuals. Each of these agreements is for an initial term of one year and they provide for automatic one-year extensions until the agreement is terminated as described in the agreements. The agreements provide for (a) a base salary determined and set from time to time by the Board of Directors and agreed to by all employees, (b) participation in bonus compensation as determined by the Board of Directors, (c) group insurance and other benefits as may be adopted for Bank employees. In addition, Mr. Ryan is entitled to a car allowance and payment of dues in a country club. In the event of termination of employment by the Bank without cause, the employee shall receive compensation equal to one year’s salary.

The compensation received by each of these employees during 2000 under their agreements is set forth in the foregoing summary compensation table.

In addition, the Bank also entered into Change of Control Agreements with each of these three employees. The Change of Control Agreements shall remain in effect through the term of such employee’s employment agreement. Under the terms of these agreements, in the event (a) the employee is terminated without cause at any time within two years after a “change of control” of the Bank, or (b) if the employee elects to terminate his employment during such two-year period “for good reason”, then the employee shall receive compensation equal to two years’ salary plus an amount equal to 24 times the monthly cost that the employee will incur for the continuation of the employee’s health insurance under COBRA.

A change of control is defined in the Change of Control Agreement and means in general the sale or merger of BWC Financial Corp. or the Bank. “Good reason” for termination by the employee includes (i) a material change in employee’s title, duties or responsibilities, (ii) a significant reduction in salary, or (iii) the location of the employee’s new office being more than 15 miles away from the office in the Bank.

Other Transactions With Directors and Executive Officers

The Bank’s current policy is one of not granting loans to its executive officers or directors, or the executive officers or directors of BWC, except that all directors are eligible to have a line of credit available to them with a maximum of $2,000 outstanding at any one time. Such line of credit is made available to the directors on the same terms and at the same interest rate as it is available to all other qualified customers of the Bank. The Bank has had and expects to have banking transactions in the ordinary course of business with many of the principal shareholders of BWC and the Bank (and their associates), on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. No loan to any director, executive officer or shareholder of BWC or the Bank (or their associates) has involved more than normal risk of collectibility or presented other unfavorable features. If loans were to be made to directors, executive officers or principal shareholders of BWC or the Bank, then all such loans would be subject to the limitations prescribed by California Financial Code section 3370, et seq. and by the Financial Institutions Regulatory and Interest Rate Control Act of 1978, the principal effect of which is to require that any loan to a director, executive officer or principal shareholder be on non-preferential terms and, should all loans to that individual exceed $25,000 in the aggregate, be approved in advance by the Bank’s Board of Directors. With respect to transactions other than loans, BWC and the Bank have had and expect to have such transactions in the ordinary course of business with many of its directors, executive officers, and principal shareholders (and their associates), but all such transactions have been and will be on substantially the same terms as those prevailing for comparable transactions with others.

ITEM NUMBER 2: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected Arthur Andersen LLP as independent auditors for BWC for the year 2001. Arthur Andersen LLP has informed BWC that it has had no connection during the past three years with BWC or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative from Arthur Andersen LLP will be present at the shareholders meeting.

Fiscal 2000 Audit Firm Fee Summary

During fiscal year 2000, the company retained its principal auditor, Arthur Andersen, to provide services in the following categories and amounts:

         Audit Fees                         $56,500
         All Other Fees                      13,250

The audit committee has considered whether the provision of non-audit services by the company’s principal auditor is compatible with maintaining auditor independence.

ITEM NUMBER 3: OTHER BUSINESS

If any other matters come before the meeting, not referred to in the enclosed Proxy, including matters incident to the conduct of the meeting, the Proxy holders will vote the shares represented by the proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting, and as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

TRADING IN BWC'S STOCK

The common stock of BWC is traded on the NASDAQ exchange. Sutro & Company, Inc., Hoefer & Arnett, Inc. and Ryan Beck & Company, are primary market makers of the BWC stock. The closing stock price on NASDAQ as of March 1, 2001 was $23.625

FINANCIAL AND STATISTICAL INFORMATION

A copy of BWC’s consolidated financial statement as of December 31, 2000, and for the year then ended is enclosed in this mailing. Additional copies are available to any shareholder upon request.

SHAREHOLDER PROPOSALS

December 31, 2001, is the deadline for the shareholders to submit proposals to be considered for inclusion in the proxy statement for BWC’s 2002 annual shareholders meeting. In addition, if BWC receives a shareholder proposal for the 2002 annual meeting less than 45 days before the date on which the proxy statement for the preceding annual meeting is mailed to shareholders, then the persons named as proxies for such annual meeting will have discretionary authority to vote on such matters.

LEGAL PROCEEDINGS

There are no pending or, to management's knowledge, threatened material legal proceedings to which the Bank or BWC is a party or to which any of the Bank's or BWC's properties are subject.

FORM 10K

BWC’S ANNUAL REPORT FOR 2000 ON FORM 10K, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO ANY SHAREHOLDER WITHOUT CHARGE. THE REPORT MAY BE OBTAINED BY WRITTEN REQUEST TO THE CORPORATE SECRETARY, LELAND E. WINES, AT BANK OF WALNUT CREEK, 1400 CIVIC DRIVE, WALNUT CREEK, CA 94596.

THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED, AND RETURNED IN THE ENCLOSED, POSTAGE PAID ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

By Order of the Board of Directors

By:  Leland E. Wines,  Secretary                          Date: March 26, 2001